Exhbit 10.28

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain confidential information has been excluded from this document because JEPLAN, Inc. (“JEPLAN”) has determined that the information (i) is both not material and (ii) is the type that JEPLAN treats as private or confidential. Such information is marked in the document by exhibit with an asterisk [**].

AMENDMENT N° 2
(REF. AXENS: CVN23197-CT22322-02, REF. IFPEN: 2020-0085 AMENDMENT 2)
TO THE JOINT DEVELOPMENT COOPERATION AND COMMERCIALIZATION AGREEMENT
FOR THE CHEMICAL RECYCLING OF POLYETHYLENE TEREPHTALATE (PET)
(REF. AXENS: dgs20001-CT22322, REF. IFPEN: 2020-0085)

This amendment n° 2 (the “Amendment n°2”) is made effective as of 1st August 2022:

BETWEEN:

(1)            JEPLAN, a company registered under the laws of Japan, whose registered office is located at 12-2 Ogimachi, Kawasaki-ku, Kwasaki-city, Kanagawa, 210-0867, Japan, Japan, duly represented by Mr. Masaki Takao, fully empowered, hereinafter referred to as “JEPLAN”, and

(2)            IFP Energies nouvelles, a French public industrial and commercial establishment, whose registered office is located at 1-4 avenue du Bois-Préau, 92500 Rueil-Malmaison, France, registered at the Nanterre Trade and Companies Register under the number 775 729 155, duly represented by Mr. Pierre-Frank CHEVET, acting as President, duly empowered, hereinafter referred to as “IFPEN”, and

(3)            Axens, a company organized under the laws of France, whose registered office is located at 89 Boulevard Franklin Roosevelt, 92500 Rueil-Malmaison, France, registered at the Nanterre Trade and Companies Register under the number 599 815 073 France, represented by Mr. Jean SENTENAC, acting as Chairman and CEO, duly empowered, hereinafter referred to as “Axens”.

JEPLAN, IFPEN and Axens are hereinafter collectively referred to as the “Parties” or individually as the “Party”.

WHEREAS:

(A)            The Parties signed a joint development and commercial cooperation agreement with an effective date on June 30th , 2020 for the chemical recycling of Polyethylene Terephtalate (PET); which was amended by an Amendment 1 signed on August 29, 2022 (hereinafter together the “JDCCA” or the “Agreement”) and

(B)            At the end of 2022, the Parties have decided (i) the replacement of the initial construction contractor and ii) to modify the originally planned execution of the modules installation and related site works to be able to maintain the Project schedule; and

(C)            Consequently, for the reasons exposed above, the Parties agree by this Amendment n° 2 to amend the Schedule C and H of the JDCCA accordingly.

Ref. CVN23197-CT22322-02 Ref. IFPEN: REF. IFPEN: 2020-0085 AMENDMENT 2	1/4

NOW THEREFORE, in consideration of the premises, the Parties agree as follows:

Article 1 - Modifications of Schedule C and H of the JDCCA

The Parties mutually agree to delete and replaced the Schedule C and H of the JDCCA by the new Schedule C and H here attached.

Article 2 - Miscellaneous

2.1            The contractual terms and conditions of the Agreement not modified by this Amendment n°2 remain in full force and effect.

2.2            This Amendment n°2 shall take effect as the date first set forth above.

2.3            The Parties expressly agree that this Amendment n°2 may be signed by the legal representatives of each Party or their proxies thereof, by hand or by using an electronic signature (Docusign). Irrespective of the method chosen by the Parties for the signing of this Amendment n°2, the Parties expressly agree that all the copies of the Amendment n°2 (in hard copy or electronic format, on paper – signed by hand or electronically) have the same force of evidence and that signature electronic method is as conclusive of the Parties’ intention to be bound by this Amendment n°2 as if signed by each Party’s handwritten signature.

IN WITNESS WHEREOF, the Parties have caused this Amendment n°2 to be executed by their respective authorised representatives.

In Rueil-Malmaison, France,

For JEPLAN	For IFP Energies Nouvelles

/s/ Masaki Takao	/s/ Pierre-Franck Chevet

Name: Masaki Takao	Name: Pierre-Franck Chevet
Title: CEO	Title: President
Date: 08 December 2023 | 12:20 PM CET	Date: 20 novembre 2023 | 10:42 AM CET

For AXENS

/s/ Jean Sentenac

Name: Jean SENTENAC
Title: Chairman and CEO
Date: 08 decembre 2023 | 12:47 PM CET

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain confidential information has been excluded from this document because JEPLAN, Inc. (“JEPLAN”) has determined that the information (i) is both not material and (ii) is the type that JEPLAN treats as private or confidential. Such information is marked in the document by exhibit with an asterisk [**].

Ref. CVN23197-CT22322-02 Ref. IFPEN: REF. IFPEN: 2020-0085 AMENDMENT 2	2/4

SCHEDULE C

Costs Estimate and Sharing

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain confidential information has been excluded from this document because JEPLAN, Inc. (“JEPLAN”) has determined that the information (i) is both not material and (ii) is the type that JEPLAN treats as private or confidential. Such information is marked in the document by exhibit with an asterisk [**].

Ref. CVN23197-CT22322-02 Ref. IFPEN: REF. IFPEN: 2020-0085 AMENDMENT 2	3/4

SCHEDULE H

Responsibility matrix

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain confidential information has been excluded from this document because JEPLAN, Inc. (“JEPLAN”) has determined that the information (i) is both not material and (ii) is the type that JEPLAN treats as private or confidential. Such information is marked in the document by exhibit with an asterisk [**].

Ref. CVN23197-CT22322-02 Ref. IFPEN: REF. IFPEN: 2020-0085 AMENDMENT 2	4/4